UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 30, 2025

Ciena Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36250

Delaware
(State or other jurisdiction of incorporation)
7035 Ridge Road, Hanover, MD
(Address of principal executive offices)

23-2725311
(IRS Employer Identification No.)
21076
(Zip Code)
Registrant's telephone number, including area code: (410) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CIEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective November 30, 2025, as part of Ciena Corporation’s (“Ciena’s”) standard three-year review and renewal of its previously disclosed change in control severance agreements, Ciena entered into change in control severance agreements (the “Change in Control Severance Agreements”) in a revised form with each of its executive officers, including among others: Gary B. Smith, President and Chief Executive Officer; Marc D. Graff, Senior Vice President and Chief Financial Officer; Dino DiPerna, Senior Vice President, Global Research & Development; Jason M. Phipps, Senior Vice President, Global Customer Engagement; and David M. Rothenstein, Senior Vice President, Chief Strategy Officer and Secretary.

These agreements provide Ciena’s executive officers with certain severance benefits in the event that such officer’s employment is terminated by Ciena or any successor entity without “cause,” or by the officer for “good reason,” within 90 days prior to or 12 months (or, in the case of our Chief Executive Officer, 18 months) after a “change in control,” as each such term is defined in the agreements. Ciena’s previous change in control severance agreements, which had a three-year term, expired on November 30, 2025.

The Change in Control Severance Agreements have fixed terms through November 30, 2028, unless earlier terminated. Changes to the form of Change in Control Severance Agreement as compared to Ciena’s previous change in control severance agreements include, among other things, (i) clarification that the Change in Control Severance Agreements will not limit Ciena’s rights under its Executive Compensation Clawback Policy, which was filed with the Securities and Exchange Commission (“SEC”) on December 15, 2023, or other similar compensation recoupment policies, (ii) language clarifying the treatment of equity under Section 409A of the Internal Revenue Code of 1986, and (iii) other administrative changes.

The terms and conditions of the new form of Change in Control Severance Agreement are otherwise substantially equivalent to the prior form, and the severance benefits to Ciena’s executive officers thereunder are unchanged. These terms, conditions, and benefits are more fully described under the headings “Compensation Discussion and Analysis – Other program elements and pay practices – Change in control severance agreements” and “Potential payments upon termination or change in control” in Ciena’s definitive proxy statement filed with the SEC on February 13, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: December 3, 2025	By:	/s/ Sheela Kosaraju
Sheela Kosaraju
Senior Vice President, General Counsel and Assistant Secretary